Exhibit 14(1)

Eidos PLC – Director Shareholding
29 April 2003
DEALINGS BY DIRECTORS

1)	NAME OF COMPANY

EIDOS PLC

2)	NAME OF DIRECTOR

IAN LIVINGSTONE

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of an non-beneficial interest

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them. (If notified)

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

7)	Number of shares/amount of stock acquired

8)	(N/A %) of issued Class

9)	Number of shares/amount of stock disposed

10)	(N/A %) of issued Class

11)	Class of security

12)	Price per share

13)	Date of transaction

14)	Date company informed

15)	Total holding following this notification

16)	Total percentage holding of issued class following this notification

IF A DIRECTOR HAS BEEN GRANTED OPTIONS BY THE COMPANY PLEASE COMPLETE THE FOLLOWING BOXES

17)	Date of grant

28/04/03

18)	Period during which or date on which exercisable

28/4/06 – 28/4/10

19)	Total amount paid (if any) for grant of the option

NIL

20)	Description of shares or debentures involved: class, number.

166,666 ORDINARY SHARES

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

144P

22)	Total number of shares or debentures over which options held following this notification

187,716

23)	Any additional information

EXECUTIVE STOCK OPTION GRANT

24)	Name of contact and telephone number for queries

MICHAEL ARNAOUTI 0208-636-3434

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 29/4/2003

DEALINGS BY DIRECTORS

1)	NAME OF COMPANY

EIDOS PLC

2)	NAME OF DIRECTOR

SIMON PROTHEROE

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of an non-beneficial interest

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them. (If notified)

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

7)	Number of shares/amount of stock acquired

8)	(N/A %) of issued Class

9)	Number of shares/amount of stock disposed

10)	(N/A %) of issued Class

11)	Class of security

12)	Price per share

13)	Date of transaction

14)	Date company informed

15)	Total holding following this notification

16)	Total percentage holding of issued class following this notification

IF A DIRECTOR HAS BEEN GRANTED OPTIONS BY THE COMPANY PLEASE COMPLETE THE FOLLOWING BOXES

17)	Date of grant

28/4/03

18)	Period during which or date on which exercisable

28/4/06 – 28/4/10

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number.

37,500 ORDINARY SHARES

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

144P

22)	Total number of shares or debentures over which options held following this notification

254,258

23)	Any additional information

EXECUTIVE STOCK OPTION GRANT

24)	Name of contact and telephone number for queries

MICHAEL ARNAOUTI 0208-636-3434

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 29/4/2003

DEALINGS BY DIRECTORS
1)	NAME OF COMPANY

EIDOS PLC

2)	NAME OF DIRECTOR

JEREMY HEATH – SMITH

3)	Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18 or in respect of an non-beneficial interest

4)	Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them. (If notified)

5)	Please state whether notification relates to a person(s) connected with the Director named in 2 above and identify the connected person(s)

6)	Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

7)	Number of shares/amount of stock acquired

8)	(N/A %) of issued Class

9)	Number of shares/amount of stock disposed

10)	(N/A %) of issued Class

11)	Class of security

12)	Price per share

13)	Date of transaction

14)	Date company informed

15)	Total holding following this notification

16)	Total percentage holding of issued class following this notification

IF A DIRECTOR HAS BEEN GRANTED OPTIONS BY THE COMPANY PLEASE COMPLETE THE FOLLOWING BOXES

17)	Date of grant

28/4/03

18)	Period during which or date on which exercisable

28/4/06 – 28/4/10

19)	Total amount paid (if any) for grant of the option

20)	Description of shares or debentures involved: class, number.

173,611 ORDINARY SHARES

21)	Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

144P

22)	Total number of shares or debentures over which options held following this notification

202,997

23)	Any additional information

EXECUTIVE STOCK OPTION GRANT

24)	Name of contact and telephone number for queries

MICHAEL ARNAOUTI 0208-636-3434

25)	Name and signature of authorised company official responsible for making this notification

Date of Notification 29/4/2003